SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2003

FISHER SCIENTIFIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS.

  (c)  Exhibits.

Exhibit 99.1	Fisher Scientific International Inc.’s press release dated January 7, 2003 containing certain earnings guidance.

ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference is the registrant’s press release dated January 7, 2003 containing certain earnings guidance to be discussed at the JP Morgan H&Q Healthcare Conference to be held on January 7, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.

Date: January 7, 2003	By:	/s/ Todd M. DuChene

Name: Todd M. DuChene
Title: Vice President-General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s press release dated January 7, 2003 containing certain earnings guidance.